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                                                                    EXHIBIT 10.7

                       MOLECULAR SIMULATIONS INCORPORATED

                      NON-QUALIFIED STOCK OPTION AGREEMENT


     Molecular Simulations Incorporated, a Delaware corporation (the "Company"), hereby grants as of the _____ day of _______, ___________ to __________________
(the "Optionee"), an option to purchase a maximum of [NUMBER] shares (the "Option Shares") of its Common Stock, $.001 par value ("Common Stock"), at the price of $[PRICE] per share, on the following terms and conditions:

     1. GRANT UNDER MOLECULAR SIMULATIONS INCORPORATED 1996 STOCK PLAN. This option is granted pursuant to and is governed by the Company's 1996 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this Option pursuant to the Plan shall be governed by the Plan as it exists on this date. If the approval of stockholders and a "Qualification by Permit" under
Section 25113(b)(1) of the California Corporate Securities Law of 1968, as amended are not both obtained prior to February 21, 1997, this Option shall be rescinded.


     2. GRANT AS NON-QUALIFIED OPTION; OTHER OPTIONS. This option shall be treated for federal income tax purposes as a Non-Qualified Option (rather than an incentive stock option). This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company or any Related Corporation (as defined in the Plan), but a duplicate original of this instrument shall not effect the grant of another option.


     3. VESTING OF OPTION IF BUSINESS RELATIONSHIP CONTINUES. If the Optionee has continued to serve the Company or any Related Corporation in the capacity of an employee, officer, director or consultant (such service is described herein as maintaining or being involved in a "Business Relationship with the Company") on the following dates, subject to the provisions of Paragraph 8(A) of the Plan, the Optionee may exercise this Option for the number of shares of Common Stock set opposite the applicable date:

         Less than one year from                 -       [NUMBER] shares
         the date hereof

         One year but less than                  -       an additional
         two years from the date hereof                  [NUMBER] shares

         Two years but less than                 -       an additional
         three years from the date hereof                [NUMBER] shares
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         Three years but less than               -       an additional
         four years from the date hereof                 [NUMBER] shares

         Four years or more                      -       an additional
         from the date hereof                            [NUMBER] shares

Notwithstanding the foregoing, in accordance with and subject to the provisions of Paragraph 8(D) of the Plan, the Committee may, in its discretion, accelerate the date that any installment of this Option becomes exercisable. In addition, the provisions of Paragraph 8(D) of the Plan providing for automatic acceleration of exercisability upon the occurrence of certain enumerated events shall apply to this Option. And, according to the terms of the Plan, no acceleration of exercisability of this Option shall occur to the extent that with respect to any "disqualified individual," there would result a non-deductible "excess parachute payment" under the provisions of Section 280G of the Code.

     The foregoing rights are cumulative and and (subject to Sections 4 or 5 hereof if the Optionee ceases to have a Business Relationship with the Company or any Related Corporations) may be exercised up to and including the date which is [NUMBER NOT EXCEEDING TEN] years from the date this Option is granted.


     4.  TERMINATION OF BUSINESS RELATIONSHIP.

         (a) TERMINATION OTHER THAN FOR CAUSE: If the Optionee's Business Relationship with the Company and all Related Corporations is terminated, other than by reason of death, disability or dissolution as defined in Section 5 or termination for Cause as defined in Section 4(c), no further installments of this Option shall become exercisable after the date on which such Business Relationship ceases, and this Option shall terminate (and may no longer be exercised) after the passage of three (3) months from the date the Business Relationship ceases, but in no event later than the scheduled expiration date. In such a case, the Optionee's only rights hereunder shall be those which are properly exercised before the termination of this Option.

         (b) TERMINATION FOR CAUSE: If the Optionee's Business Relationship with the Company is terminated for Cause (as defined in Section 4(c)), this Option shall terminate upon the Optionee's receipt of written notice of such termination and shall thereafter not be exercisable to any extent whatsoever.

         (c) DEFINITION OF CAUSE: "Cause" shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Optionee, after notice thereof, to render services to the Company or Related Corporation in accordance with the terms or requirements of the Optionee's
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Business Relationship with the Company; (ii) disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company or Related Corporation; (iii) the commission of an act of embezzlement or fraud;
(iv) deliberate disregard of the rules or policies of the Company or Related Corporation which results in direct or indirect loss, damage or injury to the Company or Related Corporation; (v) the unauthorized disclosure of any trade secret or confidential information of the Company or Related Corporation; or
(vi) the commission of an act which constitutes unfair competition with the Company or Related Corporation or which induces any customer or supplier to break a contract with the Company or Related Corporation.


     5.  DEATH; DISABILITY; DISSOLUTION.

         (a) DEATH: If the Optionee is a natural person who dies while involved in a Business Relationship with the Company, this Option may be exercised, to the extent otherwise exercisable on the date of his or her death, by the Optionee's estate, personal representative or beneficiary to whom this Option has been assigned pursuant to Section 10, at any time within eighteen (18) months after the date of death, but not later than the scheduled expiration date.

         (b) DISABILITY: If the Optionee is a natural person whose Business Relationship with the Company is terminated by reason of his or her disability (as defined in the Plan), this Option may be exercised, to the extent otherwise exercisable on the date the Business Relationship was terminated, at any time within twelve (12) months after such termination, but not later than the scheduled expiration date.

         (c) EFFECT OF TERMINATION: At the expiration of such 18 month or 12 month period provided in paragraphs (a) and (b), respectively, of this Section 5 or the scheduled expiration date, whichever is the earlier, this Option shall terminate (and shall no longer be exercisable) and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

         (d) DISSOLUTION: If the Optionee is a corporation, partnership, trust or other entity that is dissolved, is liquidated, becomes insolvent or enters into a merger or acquisition with respect to which the Optionee is not the surviving entity, at a time when the Optionee is involved in a Business Relationship with the Company, this Option shall immediately terminate as of the date of such event (and shall thereafter not be exercisable to any extent whatsoever), and the only rights hereunder shall be those as to which this Option was properly exercised before such dissolution or other event.
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     6.  PARTIAL EXERCISE. This option may be exercised in part at any time and from time to time within the above limits, except that this Option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this Option and cash in lieu of a fractional share must be paid, in accordance with Paragraph 13(G) of the Plan, to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this Option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this Option and shall be available for later purchase by the Optionee in accordance with the terms hereof.
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     7.  PAYMENT OF PRICE.

         (a) FORM OF PAYMENT: The option price shall be paid in the following manner:

              (i)  in cash or by check;

             (ii) subject to paragraph 7(b) below, by delivery of shares of the Company's Common Stock having a fair market value (as determined by the Committee) equal as of the date of exercise to the option price;

            (iii) by delivery of an assignment satisfactory in form and substance to the Company of a sufficient amount of the proceeds from the sale of the Option Shares and an instruction to the broker or selling agent to pay that amount to the Company; or

             (iv)  by any combination of the foregoing.

         (b) LIMITATIONS ON PAYMENT BY DELIVERY OF COMMON STOCK: If the Optionee delivers Common Stock held by the Optionee ("Old Stock") to the Company in full or partial payment of the option price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Optionee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Optionee free of any substantial risk of forfeiture for at least six months.

         (c) PERMITTED PAYMENT BY RECOURSE NOTE: In addition, if this paragraph is initialed below by the person signing this Agreement on behalf of the Company, the option price may be paid by delivery of the Optionee's [THREE]-year personal recourse promissory note bearing interest payable not less than annually at the applicable Federal rate, as defined in Section 1274(d) of the Code.

                                                 ----------
                                                 (initials)


     8. RESTRICTIONS ON TRANSFER. Option Shares will be of an illiquid nature and will be deemed to be "restricted securities" for purposes of the Securities Act of 1933, as amended. Accordingly, such shares must be sold in
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compliance with the registration requirements of such Act or an exemption therefrom.


     9. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, this Option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this Option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this Option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this Option (or, if this Option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this Option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship). In the event this Option shall be exercised, pursuant to
Section 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this Option.


     10. OPTION NOT TRANSFERABLE. This option is not transferable or assignable except by will or by the laws of descent and distribution. Except as set forth in the preceding sentence, during the Optionee's lifetime, only the Optionee can exercise this Option.


     11. NO OBLIGATION TO EXERCISE OPTION. The grant and acceptance of this Option imposes no obligation on the Optionee to exercise it.


     12. NO OBLIGATION TO CONTINUE BUSINESS RELATIONSHIP. Neither the Plan, this Agreement, nor the grant of this Option imposes any obligation on the Company or any Related Corporation to continue to maintain a Business Relationship with the Optionee.


     13. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. The Optionee shall have no rights as a stockholder with respect to the Option Shares until such time as the Optionee has exercised this Option by delivering a notice of exercise and has paid in full the purchase price for the number of shares for which this Option is to be so exercised in accordance with Section 9. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.
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     14. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.


     15. WITHHOLDING TAXES. If the Company or any Related Corporation in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this Option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this Option, the Optionee hereby agrees that the Company or any Related Corporation may withhold from the Optionee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company or Related Corporation, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this Option. The Optionee further agrees that, if the Company or Related Corporation does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company or Related Corporation, the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.


     16. LOCK-UP AGREEMENT. The Optionee agrees that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, this Option and the Option Shares may not be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 270 days after the effectiveness of the Registration Statement filed in connection with such offering, or such longer period of time as the Board of Directors may determine if all of the Company's directors and officers agree to be similarly bound. The lock-up agreement established pursuant to this paragraph 18 shall have perpetual duration.


[NOTE:  SECTION 17 MAY BE OMITTED.]

     17. ARBITRATION. Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this Agreement or its termination shall be settled by arbitration in the State of [_______], pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.
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     18. PROVISION OF DOCUMENTATION TO OPTIONEE. By signing this Agreement the
Optionee acknowledges receipt of a copy of this Agreement and a copy of the Plan.


     19. MISCELLANEOUS.

         (a) NOTICES: All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, to the address set forth below. The addresses for such notices may be changed from time to time by written notice given in the manner provided for herein.

         (b) ENTIRE AGREEMENT; MODIFICATION: This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

         (c) SEVERABILITY: The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

         (d) SUCCESSORS AND ASSIGNS: This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

         (e) GOVERNING LAW: This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof. The preceding choice of law provision shall apply to all claims, under any theory whatsoever, arising out of the relationship of the parties contemplated herein.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this instrument to be executed as of the date first above written.

                                            Molecular Simulations Incorporated
____________________________                9685 Scranton Road
OPTIONEE                                    San Diego, CA 92121

____________________________                By:_______________________________
Print Name of Optionee                        [NAME OF OFFICER]
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____________________________                __________________________________
Street Address                              Title

____________________________
City         State  Zip Code

                       MOLECULAR SIMULATIONS INCORPORATED

                           NON-QUALIFIED STOCK OPTION

__________, Optionee

     Molecular Simulations Incorporated (formerly Polygen Corporation) (the "Company"), pursuant to its 1986 Supplemental Stock Option Plan (the "Plan"), has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The details of your option are as follows:

     1. The total number of shares of Common Stock subject to this option is _______ (______). Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows:

         Number of Shares                        Date of Earliest Exercise
            (Installment)                                (Vesting)

              ________                              [Month] [Day], 19__

              ________                              [Month] [Day], 19__

              ________                              [Month] [Day], 19__

              ________                              [Month] [Day], 19__


     2. (a) The exercise price of this option is $____ per share, being not less than the fair market value of the Common Stock on the date of grant of this option.

         (b) Payment of the exercise price per share is due in full in cash upon exercise of all or any part of each installment which has become exercisable by you.

     3. The minimum number of shares with respect to which this option may be exercised at any one time is one hundred (100).

     4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.


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     5. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on [Month] [Day], [Year]. This option shall terminate prior to the expiration of its term as follows: ________ after you cease to be a director, consultant or other service provider of the Company or an Affiliate of the Company (as defined in the Plan) for any reason or for no reason. However, this option may be exercised following cessation of your services as a director, consultant or other service provider of the Company only as to that number of shares as to which it was exercisable on the date of such cessation under the provisions of paragraph 1 of this option.

     6. Because this option does not qualify as an incentive stock option under the federal tax laws, the optionee may recognize compensation income in connection with the acquisition of one or more optioned shares hereunder. The optionee must make appropriate arrangements for the satisfaction of all federal, state or local income tax withholding requirements and federal social security employee tax requirements applicable to such compensation income.

     7. This option may be exercised, to the extent specified above, by delivering a notice of exercise in substantially the form attached hereto, together with the exercise price, to the Secretary of the Company or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 5 (f) of the Plan.

     8. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

     9. In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then the exercisability of this option shall be automatically accelerated so that such option shall, during the five (5) business day period immediately prior to the specified effective date for such dissolution, liquidation, merger, consolidation, reverse merger or other capital reorganization, become fully exercisable with respect to the total number of shares of stock purchasable under such option and may be exercised for all or any portion of such shares. However, this option shall not be so accelerated if and to the extent such option is, in connection with such dissolution, liquidation, merger, consolidation, reverse merger or other capital reorganization, either to be assumed by the successor corporation or parent thereof or to be replaced with the comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or comparable cash incentives. The determination of such comparability shall be made by the Board or the Committee and its determination shall be final, binding and conclusive. Upon the consummation of such dissolution, liquidation, merger, consolidation, reverse merger or other capital reorganization, this option under the Plan shall, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be outstanding.

     10. Nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company, or of the Company to continue any service relationship with you.

     11. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

     12. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.


Dated:  ___________                    Very truly yours,

                                            MOLECULAR SIMULATIONS INCORPORATED


                                            By__________________________________
                                                Duly authorized on behalf of the
                                                Board of Directors


The undersigned acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan.


                                              __________________________________
                                              [Name]

                                     Address: _____________________
                                              _____________________


Attachments:  1986 Supplemental Stock Option Plan
                    Form of Notice of Exercise


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
                               NOTICE OF EXERCISE


Molecular Simulations Incorporated                    Date of
9685 Scranton Road                                    Exercise: ________________
San Diego, CA  92121

              Re:  Non-Qualified Stock Option Grant

Gentlemen:

              This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

              Stock option dated:                     __________________________

              Number of shares as
              to which option is
              exercised:                              __________________________

              Total exercise price:                  $__________________________

              Cash payment delivered
              herewith:                              $__________________________


              I agree to provide such additional documents as Molecular Simulations Incorporated may require pursuant to the terms of its Supplemental Stock Option Plan.

                                                      Very truly yours,



                                                      __________________________


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